Exhibit 99.1
                                                                    ------------
                             JOINT FILING AGREEMENT

     THIS JOINT FILING AGREEMENT is entered into as of December 7, 2005, by and among the parties signatories hereto.

     The undersigned hereby agree that the Statement on Schedule 13G with respect to the shares of common stock, par value $0.01 per share, of Resource America, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


                                   SPENCER CAPITAL MANAGEMENT, LLC


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        -------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Authorized Signatory


                                   SPENCER CAPITAL OPPORTUNITY FUND, LP
                                         By:  Spencer Capital Partners, LLC,
                                                  Its General Partner


                                   By:   /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Managing Member



                                   SPENCER CAPITAL PARTNERS, LLC


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Managing Member


                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]

                                   SPENCER CAPITAL OFFSHORE OPPORTUNITY FUND,
                                     LTD.
                                         By:  Spencer Capital Offshore Partners,
                                                LLC, Its Investment Manager


                                   By:   /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Managing Member


                                   SPENCER CAPITAL OFFSHORE PARTNERS, LLC


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Managing Member


                                   SPENCER CAPITAL SMALL CAP FUND, LP
                                         By:  Spencer Small Cap Partners, LLC,
                                                  Its General Partner


                                   By:   /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Managing Member



                                   SPENCER SMALL CAP PARTNERS, LLC


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Authorized Signatory


                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]

                                   COLUMBIA AVENUE CAPITAL LLC


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Name:  Kenneth H. Shubin Stein, MD, CFA
                                        Title:  Authorized Signatory


                                   By:  /s/  Kenneth H. Shubin Stein, MD, CFA
                                        ----------------------------------------
                                        Kenneth H. Shubin Stein, MD, CFA


                    [SIGNATURE PAGE TO JOINT FILING AGREEMENT
                     WITH RESPECT TO RESOURCE AMERICA, INC.]